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                                                                     Exhibit (i)


                               CONSENT OF COUNSEL

                              WT INVESTMENT TRUST I



We hereby consent to the use of our name and to the reference to our firm under
Item 15 - Investment Advisory and Other Services in Part B of the Registration Statement of WT Investment Trust I (Filing No. 811-08067) on Form N-1A , which is being filed with the Securities and Exchange Commission as Amendment No. 7.


                                                     /s/ Pepper Hamilton LLP
                                                     -----------------------
                                                     Pepper Hamilton LLP


Philadelphia, Pennsylvania
October 28, 2002